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                                                                 Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 14, 1999, in the Registration Statement (Form
S-4) and related Prospectus of Archibald Candy Corporation dated August 6,
1999.


Deloitte & Touche LLP

Toronto, Ontario
August 6, 1999